UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 28, 2019

Moxian, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-37902	27-3729742
(state or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Units B & C, 9/F, Block D Fuhua Tower 8 Chaoyangmen North Street Dongcheng District,

Beijing 100027 Peoples’ Republic of China
(address of principal executive offices) (zip code)

Tel: +86 (010) 5332 0602

(registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock	MOXC	Nasdaq Capital Market

Item 1.01	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

Effective July 1, 2019, the Corporate Governance and Nominating Committee of Moxian, Inc. (the “Registrant”) recommended, and the Board of the Registrant approved, the appointment of Dr. “David” Cheang Sien Chan to the Registrant’s Board. There are no relationships or related transactions between Dr. Cheang and the Registrant that would be required to be reported under Section 404(a) of Regulation S-K. Set forth below is the biographical information of Dr. Cheang.

Dr. David Cheang, age 42, has over 20 years of working experience in business development and entrepreneurship. He is the Chairman, Group CEO and Founder of FULIFE Group Holdings Private Limited and DC13 Group of Companies (Property Development) in Singapore. To date, David has achieved numerous awards and recognition throughout his career; some of his recent notable awards include the SME One Asia Award (2014), JCI Top Ten Outstanding Young Persons (TOYP) of the World Award (2015), Teochew Entrepreneur Award (2016), and Asia Pacific Entrepreneurship Award (APEA) 2019.

He is the Entrepreneur-in-Residence in Temasek Polytechnic, Singapore. He is also a Council Member of the Singapore Institute of Purchasing and Materials Management (SIPMM).

Dr. Cheang obtained his BSc (Hons) Economics & Management from the University of London in 2001. He has also been conferred a Doctorate of Science in Business from the Edison World College (2017) and an Associate Professorship from the World Certification Institute (2018).

Item 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release dated June 28, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOXIAN, INC.

Date: June 28, 2019	By:	/s/ Hao Qinghu
	Name:	Hao Qinghu
	Title:	Chief Executive Officer